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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                   a Trustee Pursuant to Section 305(b)(2)___

              ----------------------------------------------------

                      U.S. BANK TRUST NATIONAL ASSOCIATION
               (Exact name of Trustee as specified in its charter)

                                   41-1973763

                       I.R.S. Employer Identification No.

300 EAST DELAWARE AVENUE, 8TH FLOOR
WILMINGTON, DELAWARE                                            19809
(Address of principal executive offices)                      (Zip Code)

                               Ignazio Tamburello
                      U.S. Bank Trust National Association
                           100 Wall Street, Suite 1600
                               New York, NY 10005
                            Telephone (212) 361-2535
            (Name, address and telephone number of agent for service)

                       PUBLIC SERVICE COMPANY OF COLORADO
             (Exact name of Registrant as specified in its charter)

COLORADO                                                         84-0296600
(State or other jurisdiction of incorporation or organization)   (I.R.S. Employer Identification No.)

1225 17TH STREET
DENVER, COLORADO                                                 80202
(Address of Principal Executive Offices)                         (Zip Code)

            4.875% FIRST MORTGAGE BONDS, COLLATERAL SERIES L DUE 2013
                       (Title of the Indenture Securities)

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

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

         a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Washington, D.C.

         b)   Whether it is authorized to exercise corporate trust powers.
                  Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.
              None

ITEMS 3-15    The Trustee is a Trustee under other Indentures under which securities issued by the obligor are outstanding. There is not and there has not been a default with respect to the securities outstanding under other such Indentures.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1. A copy of the Articles of Association of the Trustee now in effect, incorporated herein by reference to Exhibit 1 of Form T-1, Document 6 of Registration No. 333-84320.

         2. A copy of the certificate of authority of the Trustee to commence business, incorporated herein by reference to Exhibit 2 of Form T-1, Document 6 of Registration No. 333-84320.

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers, incorporated herein by reference to
              Exhibit 3 of Form T-1, Document 6 of Registration No. 333-84320.

         4. A copy of the existing bylaws of the Trustee, as now in effect, incorporated herein by reference to Exhibit 4 of Form T-1, Document 6 of Registration No. 333-84320.

         5.   Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, incorporated herein by reference to Exhibit 6 of Form T-1, Document 6 of Registration No. 333-84320.

         7. Report of Condition of the Trustee as of December 31, 2002, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

         8.   Not applicable.

         9.   Not applicable.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK TRUST NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 9th day of June, 2003.

                                            U.S. BANK TRUST NATIONAL ASSOCIATION

                                            By: /s/ Ignazio Tamburello
                                                ----------------------
                                                Ignazio Tamburello
                                                Assistant Vice President

Exhibit 7

                      U.S. BANK TRUST NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 12/31/2002

                                    ($000'S)

                                                                           12/31/2002
                                                                           ----------
ASSETS
     Cash and Due From Depository Institutions                             $ 356,892
     Fixed Assets                                                                629
     Intangible Assets                                                       142,154
     Other Assets                                                             18,881
                                                                           ---------
         TOTAL ASSETS                                                      $ 518,556

LIABILITIES

     Other Liabilities                                                     $  13,530
                                                                           ---------
     TOTAL LIABILITIES                                                     $  13,530

EQUITY
     Common and Preferred Stock                                            $   1,000
     Surplus                                                                 505,932
     Undivided Profits                                                        (1,906)
                                                                           ---------
         TOTAL EQUITY CAPITAL                                              $ 505,026

TOTAL LIABILITIES AND EQUITY CAPITAL                                       $ 518,556

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To the best of the undersigned's determination, as of this date the above financial information is true and correct.

U.S. Bank Trust National Association

By: /s/ Ignazio Tamburello
    ------------------------
    Assistant Vice President

Date:  June 9, 2003

                                       4